                                                                      EXHIBIT 4

NUMBER                                                                    SHARES

                MERRIL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

                         ORGANIZED AS A BUSINESS TRUST
              UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


                     CLASS A SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES THAT                                            CUSIP 59019P 20 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE TEN CENTS ($0.10)
                PER SHARE, OF BENEFICIAL INTEREST, CLASS A, OF

                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

in accordance with, and subject to all the provisions of, a Declaration of Trust dated September 10, 1986, as amended, a copy of which has been filed with the Secretary of The Commonwealth of Massachusetts.

  The Declaration of Trust provides that the name "Merrill Lynch Intermediate Government Bond Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

  This certificate is not valid until countersigned by the Transfer Agent.


  IN WITNESS WHEREOF, the Trustees under said Declaration of Trust, acting not individually, but as such Trustees, have caused to be affixed to this certificate the facsimile seal of the Trust and the facsimile signatures of duly authorized officers of the Trust, acting not individually but as such officers.



       Dated:                     Countersigned:

                                     MERRILL LYNCH FINANCIAL DATA SERVICES, INC.
                                  By                              Transfer Agent


      [Seal]


       /s/ Robert W. Crook        /s/ Jerry Weiss
            President                Secretary              Authorized Signature

            MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

  A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series and class thereof which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each series and class thereof to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series and classes thereof, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common   UNIF GIFT MIN ACT- __________Custodian _________
                                                    (Cust)             (Minor)

TEN ENT-as tenants by the entireties          under Uniform Gifts to Minors Act

JT TEN -as joint tenants with right                   ______________________
        of survivorship and not as                            (State)
        tenants in common

    Additional abbreviations may also be used though not in the above list.


 For value received ___________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 / / / /-/ / /-/ / / / /

 _____________________________________________________________________________
     Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated, _____________________________

                                             -----------------------------------

   ---------------------------------------------------------------------------
  Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.
  -----------------------------------------------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

NUMBER                                                                    SHARES

                MERRIL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

                         ORGANIZED AS A BUSINESS TRUST
              UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


                     CLASS B SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES THAT                                            CUSIP 59019P 20 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE TEN CENTS ($0.10)
                PER SHARE, OF BENEFICIAL INTEREST, CLASS B, OF

                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

in accordance with, and subject to all the provisions of, a Declaration of Trust dated September 10, 1986, as amended, a copy of which has been filed with the Secretary of The Commonwealth of Massachusetts.

  The Declaration of Trust provides that the name "Merrill Lynch Intermediate Government Bond Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

  This certificate is not valid until countersigned by the Transfer Agent.


  IN WITNESS WHEREOF, the Trustees under said Declaration of Trust, acting not individually, but as such Trustees, have caused to be affixed to this certificate the facsimile seal of the Trust and the facsimile signatures of duly authorized officers of the Trust, acting not individually but as such officers.


       Dated:                     Countersigned:
                                     MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

                                  By                              Transfer Agent


      [Seal]



       /s/ Robert W. Crook        /s/ Jerry Weiss
            President                Secretary              Authorized Signature

            MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

  A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series and class thereof which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each series and class thereof to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series and classes thereof, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM-as tenants in common   UNIF GIFT MIN ACT- __________Custodian _________
                                                    (Cust)             (Minor)

TEN ENT-as tenants by the entireties          under Uniform Gifts to Minors Act

JT TEN -as joint tenants with right                   ______________________
        of survivorship and not as                            (State)
        tenants in common

    Additional abbreviations may also be used though not in the above list.


 For value received,___________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 / / / /-/ / /-/ / / / /

 _____________________________________________________________________________
     Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated, _____________________________

                                             -----------------------------------

   ---------------------------------------------------------------------------
  Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.
  -----------------------------------------------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

NUMBER                                                                    SHARES

                MERRIL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

                         ORGANIZED AS A BUSINESS TRUST
              UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


                     CLASS C SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES THAT                                            CUSIP 59019P 40 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE TEN CENTS ($0.10)
                PER SHARE, OF BENEFICIAL INTEREST, CLASS C, OF

                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

in accordance with, and subject to all the provisions of, a Declaration of Trust dated September 10, 1986, as amended, a copy of which has been filed with the Secretary of The Commonwealth of Massachusetts.

  The Declaration of Trust provides that the name "Merrill Lynch Intermediate Government Bond Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

  This certificate is not valid until countersigned by the Transfer Agent.


  IN WITNESS WHEREOF, the Trustees under said Declaration of Trust, acting not individually, but as such Trustees, have caused to be affixed to this certificate the facsimile seal of the Trust and the facsimile signatures of duly authorized officers of the Trust, acting not individually but as such officers.

       Dated:                     Countersigned:
                                     MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

                                  By                              Transfer Agent


      [Seal]



       /s/ Robert W. Crook        /s/ Jerry Weiss
            President                Secretary              Authorized Signature

            MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

  A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series and class thereof which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each series and class thereof to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series and classes thereof, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common   UNIF GIFT MIN ACT- __________Custodian _________
                                                    (Cust)             (Minor)

TEN ENT-as tenants by the entireties          under Uniform Gifts to Minors Act

JT TEN -as joint tenants with right                   ______________________
        of survivorship and not as                            (State)
        tenants in common

    Additional abbreviations may also be used though not in the above list.


 For value received,___________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 / / / /-/ / /-/ / / / /

 _____________________________________________________________________________
     Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated, _____________________________

                                             -----------------------------------

   ---------------------------------------------------------------------------
  Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.
  -----------------------------------------------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

NUMBER                                                                    SHARES

                MERRIL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

                         ORGANIZED AS A BUSINESS TRUST
              UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS


                     CLASS D SHARES OF BENEFICIAL INTEREST

THIS CERTIFIES THAT                                            CUSIP 59019P 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE TEN CENTS ($0.10)
                PER SHARE, OF BENEFICIAL INTEREST, CLASS D, OF

                MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

in accordance with, and subject to all the provisions of, a Declaration of Trust dated September 10, 1986, as amended, a copy of which has been filed with the Secretary of The Commonwealth of Massachusetts.

  The Declaration of Trust provides that the name "Merrill Lynch Intermediate Government Bond Fund" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

  This certificate is not valid until countersigned by the Transfer Agent.


  IN WITNESS WHEREOF, the Trustees under said Declaration of Trust, acting not individually, but as such Trustees, have caused to be affixed to this certificate the facsimile seal of the Trust and the facsimile signatures of duly authorized officers of the Trust, acting not individually but as such officers.


       Dated:                     Countersigned:
                                     MERRILL LYNCH FINANCIAL DATA SERVICES, INC.

                                  By                              Transfer Agent


      [Seal]



       /s/ Robert W. Crook        /s/ Jerry Weiss
            President                Secretary              Authorized Signature

            MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

  A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each series and class thereof which the Trust is authorized to issue and the differences in the relative rights and preferences between the shares of each series and class thereof to the extent that they have been set, and the authority of the Board of Trustees to set the relative rights and preferences of subsequent series and classes thereof, will be furnished by the Trust to any shareholder, without charge, upon request to the Secretary of the Trust at its principal office.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common   UNIF GIFT MIN ACT- __________Custodian _________
                                                    (Cust)             (Minor)

TEN ENT-as tenants by the entireties          under Uniform Gifts to Minors Act

JT TEN -as joint tenants with right                   ______________________
        of survivorship and not as                            (State)
        tenants in common

    Additional abbreviations may also be used though not in the above list.


 For value received,___________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

 / / / /-/ / /-/ / / / /

 _____________________________________________________________________________
     Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________________________

________________________________________________________________________________
Attorney to transfer the said shares on the books of the within-named Trust with full power of substitution in the premises.


Dated, _____________________________

                                             -----------------------------------

   ---------------------------------------------------------------------------
  Signatures must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.
  -----------------------------------------------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.